UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 9, 2015

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

53 Frontage Road, Suite 301 Hampton, New Jersey	08827
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Amendment to Transition Services Agreement

On July 9, 2015, Bellerophon Therapeutics, Inc. (the “Company”) entered into an amendment to the Transition Services Agreement (the “TSA”), dated as of February 9, 2014, between the Company and Ikaria, Inc. (“Ikaria”).  The Company and Ikaria entered into the TSA to govern the provision of transition services in connection with the Company’s spin-out from Ikaria, its former parent company.  Pursuant to this amendment, the termination date of the TSA was advanced from February 9, 2016 to September 30, 2015.  Also pursuant to this amendment, within five business days after September 30, 2015, the Company will receive from escrow $3,345,333, which is equal to the remainder of the amount it deposited into escrow to pay amounts owed to Ikaria under the TSA for the period from October 1, 2015 to February 9, 2016. The Company currently expects that the cost to replace these services will be, in the aggregate, lower than the total costs under the TSA.

Amendment to Services Agreement

Also on July 9, 2015, the Company entered into an amendment to the Services Agreement (the “Services Agreement”), dated as of January 1, 2015, between the Company and Ikaria.  Pursuant to this amendment, the termination date of the Services Agreement was advanced from February 8, 2016 to September 30, 2015.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, including statements about the Company’s expected future expenses and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including those factors discussed in the “Risk Factors” section of the Company’s most recent filings with the Securities and Exchange Commission. In addition, any forward-looking statements included in this Current Report on Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: July 15, 2015	By:	/s/ Jonathan M. Peacock

Name: Jonathan M. Peacock
Title: Chairman and Chief Executive Officer